ADVANCED SERIES TRUST

AST BlackRock Low Duration Bond Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST Prudential Core Bond Portfolio

Supplement dated September 28, 2021 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for each of the AST BlackRock Low Duration Bond Portfolio, the AST BlackRock/Loomis Sayles Bond Portfolio, and the AST Prudential Core Bond Portfolio (each a Portfolio, and collectively, the Portfolios), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Reorganizations

The Board of Trustees of the Trust (the Board) recently approved the reorganizations (each a Reorganization, and collectively, the Reorganizations) of the Portfolios (each, a Target Portfolio, and collectively, the Target Portfolios) into the AST Western Asset Core Plus Bond Portfolio (the Acquiring Portfolio), another series of the Trust. Each Reorganization is subject to approval by the shareholders of the relevant Target Portfolio. Each Reorganization is contingent on shareholder approval of each other Reorganization.  It is anticipated that a proxy statement/prospectus relating to the Reorganizations will be mailed to Target Portfolio shareholders on or about December 1, 2021, and that the special meeting of the Target Portfolios' shareholders will be held on January 10, 2022.

Pursuant to the Reorganizations, the assets and liabilities of each Target Portfolio would be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders would become shareholders of the Acquiring Portfolio. No charges would be imposed in connection with the proposed Reorganizations. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the proposed Reorganizations would be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the proposed Reorganizations. The Target Portfolios and the Acquiring Portfolio anticipate obtaining an opinion of counsel to the effect that the proposed Reorganizations would not result in any adverse federal income tax consequences to either the Target Portfolios or the Acquiring Portfolio, or their respective shareholders.

If the required shareholder approvals are obtained and all required closing conditions are satisfied, including receipt of the tax opinion, it is expected that the proposed Reorganizations will be completed in, or around, the first quarter of 2022, or as soon as reasonably practicable once shareholder approval is obtained.

The Board also recently approved the following changes to the Acquiring Portfolio, which are contingent on shareholder approval of each of the Reorganizations: (i) adding PGIM Fixed Income, a business unit of PGIM, Inc., PGIM Limited, and Wellington Management Company LLP as additional subadvisers to the Acquiring Portfolio, to serve alongside Western Asset Management Company, LLC and Western Asset Management Company Limited; (ii) changing the Acquiring Portfolio's name to the "AST Core Fixed Income Portfolio"; (iii) revising the Acquiring Portfolio's principal investment strategy; and (iv) amending the investment management agreement among the Trust, PGIM Investments LLC and AST Investment Services, Inc. for the Acquiring Portfolio to reflect reduced contractual management fee rates for the Acquiring Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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